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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                (DATE OF EARLIEST EVENT REPORTED): MARCH 30, 2004


                                  ZONAGEN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               DELAWARE                                0-21198                              76-0233274
    (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION NO.)
    INCORPORATION OR ORGANIZATION)


                        2408 TIMBERLOCH PLACE, SUITE B-10
                           THE WOODLANDS, TEXAS 77380
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)


                                 (281) 719-3400
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

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ITEM 5. OTHER INFORMATION

         On March 30, 2004, Zonagen, Inc. (the "Company") announced in a press release that Dr. Ronald Wiehle, the Company's Director of R&D, presented data generated at the Company in collaboration with scientists at the University of Illinois-Chicago that indicate the potential for Progenta(TM) for the treatment of breast cancer. A copy of the Company's press release is attached hereto as
Exhibit 99.1. The press release is incorporated by reference herein and the foregoing description of the press release is qualified in its entirety by reference to the attached exhibit.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         c.  Exhibits

         Exhibit
         Number            Description
         -------           -----------

          99.1             Press Release dated March 30, 2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ZONAGEN, INC.

Date: April 1, 2004.

                                  By:   /s/ Louis Ploth, Jr.
                                     -------------------------------------------
                                            Louis Ploth, Jr.
                                            Vice President, Business Development
                                            and Chief Financial Officer



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                                  EXHIBIT INDEX

           Exhibit
           Number                   Description
           -------                  -----------

            99.1          Press Release dated March 30, 2004.